SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                  Proxy Statement Pursuant to Section 14(a) of
              the Securities Exchange Act of 1934 (Amendment No. )

  Filed by the Registrant |X|
  Filed by a Party other than the Registrant |_|
  Check the appropriate box:
  |_|  Preliminary Proxy Statement      |_|  Confidential, for use of the
  |X|  Definitive Proxy Statement            Commission Only (as permitted
  |_|  Definitive Additional Materials       by Rule 14a-6(e)(2))
  |_|  Soliciting Material Pursuant to
       Rule 14a-11(c) or Rule 14a-12

                              KIRLIN HOLDING CORP.
------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
  |X| No fee required.

  |_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

  (1) Title of each class of securities to which transaction applies:

      ------------------------------------------------------------------------

  (2) Aggregate number of securities to which transaction applies:

      ------------------------------------------------------------------------

 (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*

      ------------------------------------------------------------------------

 (4)  Proposed maximum aggregate value of transaction:

      ------------------------------------------------------------------------

 (5)  Total fee paid:

      ------------------------------------------------------------------------

 |_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

 (1)  Amount previously paid:

      ------------------------------------------------------------------------

 (2)  Form, Schedule or Registration Statement No.:

      ------------------------------------------------------------------------

 (3)  Filing Party:

      ------------------------------------------------------------------------

 (4)  Date Filed:

      ------------------------------------------------------------------------

--------
* Set forth the amount on which the filing fee is calculated and state how it was determined.

                              KIRLIN HOLDING CORP.

                              6901 Jericho Turnpike
                             Syosset, New York 11791

                           __________________________

                                    NOTICE OF
                         ANNUAL MEETING OF STOCKHOLDERS
                            _________________________

                                  June 21, 2001
                            _________________________


         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders ("Annual Meeting") of Kirlin Holding Corp. ("Company") will be held at the offices of the Company at 6901 Jericho Turnpike, Syosset, New York on June 21, 2001, at 11:00 a.m., for the following purposes, all as more fully described in the attached Proxy Statement:

         1. To elect one director to serve for the ensuing three-year period and until his successor is elected and qualified; and

         2. To transact such other business as may properly come before the meeting and any and all adjournments thereof.

         The Board of Directors has fixed the close of business on April 30, 2000, as the record date for the determination of stockholders entitled to notice of, and to vote at, the meeting or any adjournment thereof.

         You are earnestly requested to date, sign and return the accompanying form of proxy in the envelope enclosed for that purpose (to which no postage need be affixed if mailed in the United States) whether or not you expect to attend the meeting in person. The proxy is revocable by you at any time prior to its exercise and will not affect your right to vote in person in the event you attend the meeting or any adjournment thereof. The prompt return of the proxy will be of assistance in preparing for the meeting and your cooperation in this respect will be appreciated.

                                         By Order of the Board of Directors



                                         Anthony J. Kirincic, Secretary

Syosset, New York
May 14, 2001

                              KIRLIN HOLDING CORP.

                           __________________________

                                 PROXY STATEMENT
                           __________________________

                         ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JUNE 21, 2001
                           __________________________


         This Proxy Statement and the accompanying form of proxy is furnished to stockholders of Kirlin Holding Corp. ("Company") in connection with the solicitation of proxies, in the accompanying form, by the Board of Directors of the Company for use in voting at the Annual Meeting of Stockholders to be held at the offices of the Company, 6901 Jericho Turnpike, Syosset, New York on June 21, 2001, at 11:00 a.m., and at any and all adjournments thereof. Any proxy given pursuant to this solicitation may be revoked by the person giving it by giving notice to the Secretary of the Company in person, or by written notification actually received by the Secretary, at any time prior to its being exercised. Unless otherwise specified in the proxy, shares represented by proxies will be voted FOR the election of the nominee listed herein.

         The Company's executive offices are located at 6901 Jericho Turnpike, Syosset, New York 11791. On or about May 14, 2001, this Proxy Statement and the accompanying form of proxy, together with a copy of the Annual Report of the Company for the fiscal year ended December 31, 2000, are to be mailed to each stockholder of record at the close of business on April 30, 2001.


                                VOTING SECURITIES

         The Board of Directors has fixed the close of business on April 30, 2001, as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting. Only stockholders of record at the close of business on that date will be entitled to vote at the Annual Meeting or any and all adjournments thereof. As of April 30, 2001, the Company had issued and outstanding 13,203,163 shares of Common Stock, the Company's only class of voting securities outstanding. Each stockholder of the Company will be entitled to one vote for each share of Common Stock registered in his name on the record date. The presence, in person or by proxy, of a majority of all of the outstanding shares of Common Stock constitutes a quorum at the Annual Meeting. Proxies relating to "street name" shares that are returned to the Company but marked by brokers as "not voted" will be treated as shares present for purposes of determining the presence of a quorum on all matters but will not be treated as shares entitled to vote on the matter as to which authority to vote is withheld by the broker ("broker non-votes"). The election of directors requires a plurality vote of those shares voted at the Annual Meeting with respect to the election of directors. "Plurality" means that the individuals who receive the largest number of votes cast "FOR" are elected as directors. Consequently, any shares not voted "FOR" a particular nominee (whether as a result of a direction to withhold authority or a broker non-vote) will not be counted in such nominee's favor. All other matters to be voted on will be decided by the affirmative vote of a majority of the shares present or represented at the Annual Meeting and entitled to vote. On any such matter, an abstention will have the same effect as a negative vote, but because shares held by brokers will not be considered entitled to vote on matters as to which the brokers withhold authority, a broker non-vote will have no effect on the vote.

         The following table sets forth certain information as of April 30, 2001 (on which date 13,203,163 shares of the Company's Common Stock were outstanding), with respect to (i) those persons or groups known to the Company to beneficially own more than 5% of the Company's Common Stock, (ii) each director and nominee, (iii) each executive officer whose compensation exceeded $100,000 in fiscal 2000, and (iv) all directors and executive officers as a group. The information is determined in accordance with Rule 13d-3 promulgated under the Securities Exchange Act of 1934 based upon information furnished by the persons listed or contained in filings made by them with the Securities and Exchange Commission. Except as indicated below, the stockholders listed possess sole voting and investment power with respect to their shares.


                                          Amount and Nature of     Percent
Name of Beneficial Owner(1)               Beneficial Ownership     of Class
------------------------                  --------------------     --------
David O. Lindner.........................     3,125,332(2)           23.3%
Anthony J. Kirincic......................     3,225,332(2)(3)        24.0%
Edward J. Casey..........................        36,000(4)             *
Harold Paul..............................        37,500(5)             *
All Executive Officers and
    Directors as a Group (5 persons).....     6,551,668(6)           47.9%

---------------------------------

*        Less than 1%.

(1) The business address of Messrs. Lindner and Kirincic is 6901 Jericho Turnpike, Syosset, New York 11791. Mr. Casey's business address is 444 South Flower Street, 43rd Floor, Los Angeles, California 90071. Mr. Paul's business address is 420 Lexington Avenue, Suite 2400, New York, New York 10171.

(2) Includes 209,332 shares of Common Stock issuable upon the exercise of options that are currently exercisable. Excludes 154,668 shares of Common Stock of the Company issuable upon the exercise of options that are not exercisable within the next sixty days.

(3) Includes 120,000 shares of Common Stock held of record in the individual retirement account of Mr. Kirincic's spouse.

(4) Includes 30,000 shares of Common Stock issuable upon the exercise of options that are currently exercisable.

(5) Includes (i) 6,000 shares of common stock held jointly by Mr. Paul and his wife, (ii) 3,500 shares of common stock held by his wife's individual retirement account, (iii) 8,000 shares of common stock held in Mr. Paul's individual retirement account, and (iv) 20,000 shares of Common Stock issuable upon the exercise of options held by Mr. Paul that are currently exercisable.

(6) Includes 468,664 shares of Common Stock issuable upon the exercise of options that are currently exercisable. Also includes 94,000 shares of restricted stock that have not vested but for which the holder possesses voting power. Excludes 319,336 shares of Common Stock issuable upon the exercise of options that are not exercisable within the next sixty days.

                        PROPOSAL I: ELECTION OF DIRECTORS

         The Board of Directors is divided into three classes, each of which generally serves for a term of three years, with only one class of directors being elected in each year. The term of the first class of directors, consisting of David O. Lindner and Edward J. Casey, will expire in 2002; the term of the second class of directors, consisting of Harold Paul, will expire in 2003; and the term of the third class of directors, consisting of Anthony J. Kirincic, will expire on the date of this year's Annual Meeting. In each case, each director serves from the date of his election until the end of his term and until his successor is elected and qualified.

         One person will be elected at the Annual Meeting to serve as a director for a term of three years. The Board of Directors has nominated Anthony J. Kirincic as the candidate for election. Unless authority is withheld, the proxies solicited by the Board of Directors will be voted FOR the election of this nominee. In case the nominee becomes unavailable for election to the Board of Directors, an event which is not anticipated, the persons named as proxies, or their substitutes, shall have full discretion and authority to vote or refrain from voting for any other candidate in accordance with their judgment.

Information About the Nominee

         Anthony J. Kirincic (age 39) has been President and a director of the Company since its inception in 1994. Mr. Kirincic was also the Company's Chief Financial Officer from its inception until January 2001, when Barry Shapiro was appointed Chief Financial Officer. Mr. Kirincic has served as a director of Kirlin Securities, Inc., the Company's wholly-owned subsidiary, since its inception in 1987. In addition, Mr. Kirincic served as Chief Financial Officer of Kirlin Securities since its inception until January 2001 and President of Kirlin Securities since its inception except for the period from July 1999 until August 2000.

Information About the Other Directors and Executive Officers

         The Company's other directors and executive officers are as follows:


           Name     Age               Principal Occupation
           ----     ---               --------------------
David O. Lindner     39      Chairman of the Board and Chief Executive Officer
Barry Shapiro        34      Chief Financial Officer
Harold Paul          53      Director
Edward J.  Casey     41      Director

         David O. Lindner has been Chairman of the Board and Chief Executive Officer of the Company and of Kirlin Securities, Inc. since their inception.

         Barry Shapiro has been the Chief Financial Officer of the Company and Kirlin Securities, Inc. since January 2001 and was the Controller and Chief Accounting Officer of the Company and Kirlin Securities, Inc. since April 1995. From September 1990 to April 1995, he was an accountant for PricewaterhouseCoopers L.L.P.

         Harold Paul has been a director of the Company since July 1999. Since July 1999, Mr. Paul has been a partner at Paul & Rosen LLP, a law firm specializing in securities matters, and prior to that time and for more than five years, a partner at Berger & Paul, LLP, a New York law firm specializing in securities matters. Mr. Paul has been a director of Ariel Corporation since June 1995.

         Edward J. Casey has been a director of the Company since November 1995. Since June 1992, Mr. Casey has been an attorney at McClintock, Weston, Benshoof, Rochefort, Rubalcava and MacCuish. From August 1985 to June 1992, Mr. Casey was an attorney at Alschuler, Grossman and Pines. Mr. Casey is a member of the Board of Directors and Chairman of Environmental Committee, Los Angeles Headquarters Association and is a member of the Urban Land Institute.

         The executive officers of the Company are elected annually by the Board of Directors and serve at the discretion of the Board.

         During the fiscal year ended December 31, 2000, the Company's Board of Directors held four meetings and acted by unanimous written consent on three occasions. On February 2, 2000, the Board of Directors established a Stock Option Committee comprised of David Lindner and Anthony J. Kirincic, the purpose of which committee is to administer the Company's stock option plans, including authority to make and modify awards under such plans. The Stock Option Committee acted by unanimous written consent on four occasions during the fiscal year ended December 31, 2000. The Company does not have a standing compensation or nominating committee.

Audit Committee Information and Report

         The Company's audit committee was established in June 2000 and is currently comprised of Edward J. Casey and Harold Paul. The audit committee met twice in the fiscal year ended December 31, 2000.

Audit Fees

         For the fiscal year ended December 31, 2000, the aggregate fees billed for professional services rendered for the audit of the Company's annual financial statements and the reviews of its financial statements included in the Company's quarterly reports totaled approximately $114,000.

Financial Information Systems Design and Implementation Fees

         For the fiscal year ended December 31, 2000, there were no fees billed for professional services by the Company's independent auditors rendered in connection with, directly or indirectly, operating or supervising the operation of its information system or managing its local area network.

All Other Fees

         For the fiscal year ended December 31, 2000, the aggregate fees billed for all other professional services rendered by its independent auditors totaled approximately $73,000.

Audit Committee Report

         Each member of the audit committee is an "independent director" and is "financially literate" as defined under the recently adopted Nasdaq listing standards. The Nasdaq listing standards define an "independent director" generally as a person, other than an officer of the company, who does not have a relationship with the company that would interfere with the director's exercise of independent judgment. The Nasdaq's listing standards define "financially literate" as being able to read and understand fundamental financial statements (including a company's balance sheet, income statement and cash flow statement).

         Pursuant to the audit committee's written charter, which was adopted on June 7, 2000, the audit committee's responsibilities include, among other things:

         o annually reviewing and reassessing the adequacy of the committee's formal charter;

         o reviewing the annual audited financial statements with the Company's management and its independent auditors and the adequacy of its internal accounting controls;

         o reviewing analyses prepared by the Company's management and independent auditors concerning significant financial reporting issues and judgments made in connection with the preparation of its financial statements;

         o making recommendations concerning the engagement of the independent auditor;

         o        reviewing the independence of the independent auditors;

         o reviewing the Company's auditing and accounting principles and practices with the independent auditors and reviewing major changes to its auditing and accounting principles and practices as suggested by the independent auditor or its management; and

         o reviewing all related party transactions on an ongoing basis for potential conflict of interest situations.

A copy of the audit committee charter is attached as Appendix A.

         The Company's audit committee has met and held discussions with management and its independent auditors. Management represented to the committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the committee has reviewed and discussed the consolidated financial statements with management and the independent auditors. The committee discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). The Company's independent auditors also provided the audit committee with the written disclosures required by Independence Standards Board Standard No. 1(Independence Discussions with Audit Committees) and the committee discussed with the independent auditors and management the auditors' independence, including with regard to fees for services rendered during the fiscal year and for all other professional services rendered by the Company's independent auditors. Based upon the committee's discussion with management and the independent auditors and the committee's review of the representations of management and the report of the independent auditors to the audit committee, the committee recommended that the Board of Directors include the audited consolidated financial statements in its annual report on Form 10-KSB for the fiscal year ended December 31, 2000.

                  Edward J. Casey
                  Harold Paul

Executive Compensation

         The following table sets forth information concerning compensation for the fiscal years indicated for services in all capacities awarded to, earned by or paid to the Company's Chief Executive Officer and the only other executive officer whose compensation was in excess of $100,000 during the fiscal year ended December 31, 2000.

                                                SUMMARY COMPENSATION TABLE
                                                                                                Long-Term
                                                           Annual Compensation                 Compensation
                                                    --------------------------------------   -----------------
                                                                              Other Annual
                                                    Salary         Bonus      Compensation   Number of Options
Name and Principal Position            Year          ($)            ($)          ($)(1)             (#)
---------------------------            ----        -------        -------     ------------   -----------------
David O. Lindner                       2000        325,000             --       174,997          100,000
         Chief Executive               1999        325,000        500,000       511,525          264,000(2)
         Officer                       1998        325,000        275,000        75,369               --

Anthony J. Kirincic                    2000        325,000             --       174,997          100,000
         President                     1999        325,000        500,000       511,525          264,000(2)
                                       1998        325,000        275,000        75,369               --

(1) Represents brokerage commissions and (i) in 2000 also represents the value of the personal use of a Company-leased automobile ($3,500); (ii) in 1999 also represents (a) the value of membership interests ($98,125) in Greenleaf Capital Partners II LLC, a private investment partnership, issued to each of Messrs. Lindner and Kirincic and (b) the value of the personal use of a Company-leased automobile ($3,500); and (iii) in 1997 includes cash received ($87,807.50) by each of Messrs. Lindner and Kirincic in the Company's exchange offer of its outstanding stock options and warrants, and the value of membership interests ($87,500) in Greenleaf Capital Partners LLC, a private investment partnership, issued to each of Messrs. Lindner and Kirincic.

(2) As an additional bonus in recognition for their services and the Company's performance in 1999, on February 2, 2000, each of Messrs. Lindner and Kirincic were granted options to purchase 7.5% (or 499,484 shares) of the shares of common stock of VentureHighway.com Inc. which are held by the Company, at a per share price of $ 3.57. The options are exercisable until February 1, 2005. The exercise price may be paid in cash and/or common stock of the Company.

         The following table summarizes the number of options granted to the executive officers named above during the fiscal year ended December 31, 2000, and the percentage that such options relate to the stock options granted to all employees during such fiscal year:


                                    OPTIONS/SHARES GRANTS IN LAST FISCAL YEAR

                                          Individual Grants
                                    -------------------------------
                                                       % of Total
                                                     Options/Shares
                                                       Granted to                   Market Price
                                    Options/Shares    Employees in  Exercise Price     on Date    Expiration
              Name                     Grant(#)       Fiscal Year      ($/Share)    of Grant ($)     Date
            --------                --------------   -------------  --------------  -------------  ----------
David O. Lindner                      100,000(1)         14.9%          4.0315         4.0315       2/1/10
         Chairman of the Board

Anthony J. Kirincic                   100,000(1)         14.9%          4.0315         4.0315       2/1/10
         President


(1) Represents option to purchase 100,000 shares of Common Stock pursuant to the Company's 1996 Plan, as to which options to purchase 33,332 shares became exercisable on February 2, 2001, and options to purchase 33,334 shares will become exercisable on each of February 2, 2002 and 2003.

         The following table summarizes the number of exercisable and unexercisable options held by the executive officers named above at December 31, 2000, and their value at that date if such options were in-the-money:

                                              2000 Year-End Option Values

                       Number of securities underlying unexercised  Value of securities underlying unexercised
                                        options at                            in-the-money options at
                                     December 31, 2000                         December 31, 2000(1)
                       -------------------------------------------  ------------------------------------------
          Name            Exercisable             Unexercisable        Exercisable           Unexercisable
          ----            -----------             -------------        -----------           -------------
David O. Lindner             88,000                  276,000              - 0 -                  - 0 -

Anthony J. Kirincic          88,000                  276,000              - 0 -                  - 0 -


(1) Represents the total gain that would be realized if all in-the-money options held at December 31, 2000 were exercised, determined by multiplying the number of shares underlying the options by the difference between the per share option exercise price and $0.8281, the closing price of the Common Stock on December 31, 2000.

         The executive officers named above did not exercise any options during the fiscal year ended December 31, 2000.

Compensation Arrangements

         The Company does not have written employment agreements with Messrs. Lindner or Kirincic. Messrs. Lindner and Kirincic are paid a salary at an annual rate of $325,000. Until September 2000, Messrs. Lindner and Kirincic and a former non-executive officer of Kirlin pooled their respective customer accounts and shared equally (one-third each) in the commissions generated by such accounts. At the present time Messrs. Lindner and Kirincic pool their respective customer accounts and share equally (one-half each) in the commissions generated by such accounts. In addition, Kirlin issues to each of Messrs. Lindner and Kirincic 16 2/3% of any underwriter warrants or equity issuable to Kirlin in connection with its investment banking activities.

         The Company's directors who are not employed by the Company, presently Messrs. Casey and Paul, receive an annual directors' fee of $15,000 payable quarterly.

Stock Option Plans

         In August 1994, the Company adopted the 1994 Stock Plan ("1994 Plan"), which originally covered 4,800,000 shares (split adjusted) of the Company's Common Stock pursuant to which officers, directors, key employees and consultants of the Company are eligible to receive incentive or non-qualified stock options, stock appreciation rights, restricted stock awards, deferred stock, stock reload options and other stock based awards. The 1994 Plan will terminate at such time that no further awards may be granted and awards granted are no longer outstanding, provided that incentive options may only be granted until August 1, 2004. The 1994 Plan is administered by the Board of Directors. To the extent permitted under the provisions of the 1994 Plan, the Board of Directors has authority to determine the selection of participants, allotment of shares, price, and other conditions of purchase of awards and administration of the 1994 Plan. In June 1996, the Company adopted the 1996 Stock Plan ("1996 Plan"), originally covering 8,000,000 shares (split adjusted) of the Company's Common Stock, which is substantially identical to the 1994 Plan except that incentive options may be granted until April 10, 2006.

Compliance with Section 16(a) of the Exchange Act

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers, directors and persons who beneficially own more than ten percent of the Company's Common Stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission. These reporting persons also are required to furnish the Company with copies of all
Section 16(a) forms they file. To the Company's knowledge, based solely on its review of the copies of such forms furnished to it and representations that no other reports were required, the Company believes that all Section 16(a) reporting requirements were complied with during the fiscal year ended December 31, 2000.

                             INDEPENDENT ACCOUNTANTS

         The Company anticipates that it will select the independent accounting firm of Goldstein Golub Kessler & Company, P.C. as the auditors of the Company for the fiscal year ending December 31, 2001, although no formal recommendation has been made to the Company's Board of Directors by its audit committee as of the date of this proxy statement. A representative of Goldstein Golub Kessler LLP, the auditors of the Company for the fiscal year ended December 31, 2000, is expected to be present at the Annual Meeting. The representative will have the opportunity to make a statement and will be available to respond to appropriate questions from stockholders.

                           2002 STOCKHOLDER PROPOSALS

         In order for stockholder proposals for the 2001 Annual Meeting of Stockholders to be eligible for inclusion in the Company's Proxy Statement, they must be received by the Company at its principal office in Syosset, New York not later than January 15, 2002. Pursuant to Rule 14a-4 promulgated by the Securities and Exchange Commission, stockholders are advised that the Company's management shall be permitted to exercise discretionary voting authority under proxies it solicits and obtains for the Company's 2002 Annual Meeting of Stockholders with respect to any proposal presented by a stockholder at such meeting, without any discussion of the proposal in the Company's proxy statement for such meeting, unless the Company receives notice of such proposal at its principal office in Syosset, New York, not later than March 31, 2002.

                             SOLICITATION OF PROXIES

         The solicitation of proxies in the enclosed form is made on behalf of the Company and the cost of this solicitation is being paid by the Company. In addition to the use of the mails, proxies may be solicited personally or by telephone or telephone using the services of directors, officers and regular employees of the Company at nominal cost. Banks, brokerage firms and other custodians, nominees and fiduciaries will be reimbursed by the Company for expenses incurred in sending proxy material to beneficial owners of the Company's stock.

                                  OTHER MATTERS

         The Board of Directors knows of no matter which will be presented for consideration at the Annual Meeting other than the matters referred to in this Proxy Statement. Should any other matter properly come before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote such proxy in accordance with their best judgment.

                                           Anthony J. Kirincic, Secretary
Syosset, New York
May 14, 2001

                                   APPENDIX A

                                                                   Adopted
                                                                as of 6/7/00

                             AUDIT COMMITTEE CHARTER
                                       OF
                              KIRLIN HOLDING CORP.

         The Audit Committee is appointed by the Board to assist the Board in monitoring (1) the integrity of the financial statements of the Company, (2) the compliance by the Company with legal and regulatory requirements and (3) the independence and performance of the Company's external auditors. The Audit Committee shall also review all related party transactions on an ongoing basis for potential conflict of interest situations.

         The members of the Audit Committee shall meet the independence and experience requirements of the Nasdaq Stock Market, Inc. The members of the Audit Committee shall be appointed by the Board.

         The Audit Committee shall have the authority to retain special legal, accounting or other consultants to advise the Committee. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

         The Audit Committee shall make regular reports to the Board.

         The Audit Committee shall:

         1. Review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

         2. Review the annual audited financial statements with management and the independent auditors, including major issues regarding accounting and auditing principles and practices as well as the adequacy of the Company's overall accounting and financial internal controls that could significantly affect the Company's financial statements.

         3. Review an analysis prepared by management and the independent auditor of significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements.

         4. If requested by the Audit Committee, management or the independent auditors, review with management and the independent auditor the Company's quarterly financial statements prior to the filing of the Company's Form 10-Q.

         5. Meet periodically with management to review the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures.

         6. Review with the independent auditor the Company's auditing and accounting principles and practices. Review major changes to the Company's auditing and accounting principles and practices as suggested by the independent auditor or management.

         7. Recommend to the Board the appointment of the independent auditor, which firm is ultimately accountable to the Audit Committee and the Board.

         8.       Approve the fees to be paid to the independent auditor.

         9. Receive periodic reports from the independent auditor regarding the auditor's independence consistent with Independence Standards Board Standard 1, discuss such reports with the auditor, and if so determined by the Audit Committee, take or recommend that the full Board take appropriate action to oversee the independence of the auditor.

         10. Evaluate together with the Board the performance of the independent auditor and, if so determined by the Audit Committee, recommend that the Board replace the independent auditor.

         11. Meet with the independent auditor prior to the audit to review the scope, planning and staffing of the audit.

         12. Obtain from the independent auditor assurance that Section 10A of the Securities Exchange Act of 1934 has not been implicated.

         13. Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit.

         14. Review with the independent auditor their final report and any problems or difficulties the auditor may have encountered in their audit and any management letter provided by the auditor and the Company's response to that letter. Such review should include:

                  (a) Any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information.

                  (b) Any changes required in the planned scope of the internal audit.

                  (c) The internal audit department responsibilities, budget and staffing.

         15. Recommend to the independent auditors to whom reports prepared by the independent auditors should be submitted within the Company.

         16. Be available to the independent auditors during the year for consultation purposes.

         17. Prepare the report required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement.

         18. Review with the Company's General Counsel legal matters that may have a material impact on the financial statement and any material reports or inquiries received from regulators or governmental agencies.

         19. Meet at least annually with the chief financial officer and the independent auditor in separate executive sessions.

         20. Review all related party transactions on an ongoing basis for potential conflict of interest situations.

         While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor or to assure compliance with laws and regulations.

                          KIRLIN HOLDING CORP. - PROXY
                       Solicited By The Board Of Directors
                 for Annual Meeting To Be Held on June 21, 2001

  P The undersigned Stockholder(s) of KIRLIN HOLDING CORP., a Delaware corporation ("Company"), hereby appoints Anthony J. Kirincic and David
         O. Lindner, or either of them, with full power of substitution and to
  R act without the other, as the agents, attorneys and proxies of the undersigned, to vote the shares standing in the name of the undersigned at the Annual Meeting of Stockholders of the Company to be held on June 21, 2001 and at all adjournments thereof. This proxy will be voted in
  O accordance with the instructions given below. If no instructions are given, this proxy will be voted FOR all of the following proposals.

  X      1.   Election of the following Director:Anthony J. Kirincic

      FOR the nominee listed |_| WITHHOLD AUTHORITY |_| to vote for the nominee.

  Y      2.  In their discretion, the proxies are authorized to vote upon such other business as may come before the meeting or any adjournment thereof.



                                                Date ____________________, 2001


                                                -------------------------------
                                                          Signature

                                                -------------------------------
                                                    Signature if held jointly

                                                Please sign exactly as name
                                                appears above. When shares are
                                                held by joint tenants, both
                                                should sign. When signing as
                                                attorney, executor,
                                                administrator, trustee or
                                                guardian, please give full title
                                                as such. If a corporation,
                                                please sign in full corporate
                                                name by President or other
                                                authorized officer. If a
                                                partnership, please sign in
                                                partnership name by authorized
                                                person.